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Exhibit 10.03 (a)

First Security Bank
PROMISSORY NOTE

Principal Loan date: Maturity, : LL No: fall Collateral Account: Officer
Initials

$39.875.00 05-11-2000  05-11-2005 731364 1:97556 1902 522121731j64:107781 I

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item,

Borrower:   RUBICON MEDICAL INC   Lender:   First Security Bank, NA.
            2064 W ALEXANDER ST             SOUTHTOWN PRIVATE BANKING
            SALT LAKE CITY, UT 84119        10010 SOUTH STATE STREET
                                            SANDY, UT 84070

Principal Amount: $39.875.00 Interest Rate: 8.900% Date of Note: May 11, 2000 PROMISE TO PAY. RUBICON MEDICAL INC ("Borrower") promises to pay to First Security Bank. N.A. ("Lender'), or order, in lawful money of the United States of America, the principal amount of Thirty Nine Thousand Eight Hundred Seventy Five & 00/100 Dollars ($39,875.00). together with interest at the rate of 8.900% per annum on the unpaid principal balance from May 11, 2000, until paid in full.

PAYMENT. Borrower will pay this loan In 60 payments of $825.87 each payment. Borrower's first payment Is due June 11, 2000, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on May 11, 2005, and will be for all principal and all accrued Interest not yet paid. Payments Include principal and Interest. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $30.00, whichever Is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower tails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower tails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan


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Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (s) Any creditor tries to take any of Borrower's property on or in which Lender has alien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) Lender in good faith deems itself insecure. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve fit) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within twenty (20) days; or (b) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, or if this Note is not paid at final maturity, Lender, at its option, may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note. Lender may hire or pay someone else to help collect this Note it Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit. Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Salt Lake County, the State of Utah. This Note shall be governed by and construed in accordance with the laws of the State of Utah.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.
RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person


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who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such patties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such patties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
RUBICON MEDICAL INC

By:
DAVID B BERGER. PRESIDENT


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First Security Bank
PROMISSORY NOTE

References In the shaded area win far Lander's use only and do not limn the applicability of this document to any particular loan or item.

Borrower:  F.D. BERGER INC.            Lender:  First Security Bank. NA.
           213 W 17650 S                        SOUTHTOWNE PRIVATE BANKING
           DRAPER, UT 86020                     10010 SOUTH STATE STREET
                                                SANDY, UT 84070

Principal Amount: $20,780.13 Interest Rates: 8.600% Date of Note: 7. 1999 PROMISE To PAY, E.B. BERGER INC. ("Borrower") promises to pair 19 First Security Bator, NA. ("Lender") or order. In lawful Money of tire United States of America, the principal amount of Twenty Thousand Seven Hundred Eighty & 13/100 Dollars ($20780.13), together with interest at me rate of 8.500%, per annum on the unpaid principal balance from December 7, 1999, until paid in full.

PAYMENT. Borrower will pay this loan in 36 payments of $655.97 each payment. Borrower's first payment is due January 7, 2000 and all subsequent payments are due on ate same day of each month after that. Borrower's final payment will be due on December 7, 2002 and will be for all principal and all mounted interest not yet paid. Payments include principal and interest. Interest on this Note is computed on a 365/365 simple interest basis that is, by applying the ratio of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance. multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing, unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid Interest then to principal, and any remaining amount to any unpaid collection casts and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result or default) except as otherwise required by law. Except la the foregoing, Borrower may pay without penalty as or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, They will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $30.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrows breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Nate or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or an Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished (d) Borrower becomes insolvent, s receiver is appointed lot any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any


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proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) Lender in good faith deems itself insecure. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) If Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within twenty (20) days; or (b) it the cure requires more than twenty (20) days, immediately initiates steps which Lender's deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, or if this Note is not paid at final maturity, Lender, at its option, may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid, at the rate provided in this Note. Lender may hire or pay someone also to help collect this Note it Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' less and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
This Note has been delivered to Lender and accepted by Lender in the State of Utah. If there is a lawsuit. Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Salt Lake County, the State of Utah.
This Note shall be governed by and construed in accordance with the laws of the State of Utah.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check of preauthorized charge with which Borrower pays in later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else end all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would to prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing out this Note against any and all such accounts.

GENERAL PROVISIONS. Lender, may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees of endorses this Note, to the extent allowed by law, waive presentment, demand lot payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor,
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

accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend(repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
E.B.BERGER, INC.

DAVID BERGER, PRESIDENT